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                                      EXHIBIT 24


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-38621 and 33-80582.


ARTHUR ANDERSEN LLP

Salt Lake City, Utah
March 25, 1996


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